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                                 EXHIBIT 32.01

    WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                             PURSUANT TO SECTION 906
           OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Wabash National Corporation (the "Company"), each hereby certifies that, to his knowledge, on February 9, 2004:

     (a) the Annual Report on Form 10K of the Company for the year ended December 31, 2003 filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                        /s/ William P. Greubel
                        -----------------------
                        William P. Greubel
                        Chief Executive Officer
                        February 9, 2004

                        /s/ Mark R. Holden
                        -----------------------
                        Mark R. Holden
                        Chief Financial Officer
                        February 9, 2004